ANNUAL REPORT

[GRAPHIC OF WORLD MAP]


December 31, 1998


TEMPLETON DRAGON FUND, INC.



[FRANKLIN TEMPLETON LOGO]

PAGE
              [FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS LOGO]


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.


[PHOTO OF J. MARK MOBIUS]

J. MARK MOBIUS, Ph.D.
President
Templeton Dragon Fund, Inc.

Dr. Mobius, a German citizen, has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

PAGE
SHAREHOLDER LETTER




Your Fund's Objective: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies," as defined in the Fund's prospectus.


Dear Shareholder:

This report of Templeton Dragon Fund covers the period from March 31, 1998 to December 31, 1998. It covers nine months because the Fund's fiscal year end date was recently changed from March 31 to December 31. This was a roller-coaster period for securities of most emerging countries, including China. In January 1998, currency speculation and investor concerns about Asian economies caused China companies' share prices to drop sharply, but they rebounded in February 1998 as other Asian nations began to restructure their debt. However, slowing of economic reforms announced earlier in the year and domestic disappointment in the government's apparent inability to near its 8.0% annual growth target contributed to diminishing demand for stocks from March through August. In June, the apparent



You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 10 of this report.



CONTENTS

Shareholder Letter .............      1

Performance Summary ............      8

Financial Highlights &
Statement of Investments .......      9

Financial Statements ...........     16

Notes to the Financial
Statements .....................     19

Independent Auditor's Report ...     22



                                 FUND CATEGORY

                               [PYRAMID GRAPHIC]


PAGE
GEOGRAPHIC DISTRIBUTION

Templeton Dragon Fund,Inc.

Based on Total Net Assets

12/31/98


                                  [BAR GRAPH]

Hong Kong Shares                 71.8%

China B-Shares                   16.8%

Thailand                          4.7%

Singapore                         3.2%

Phillipines                       1.6%

Malaysia                          1.1%

Short-Term Obligations
& Other Net Assets                0.8%



shakiness of Japan's financial sector and the rapid devaluation of the Japanese yen, coupled with creeping unemployment and weak property prices in Hong Kong helped to drive Hong Kong's Hang Seng Index down 36.77% from its March 25 high.(1) But the Index rebounded in July due largely to the U.S. and Japanese governments' support of the yen. Then, when Russia's economic meltdown in August spurred renewed speculation against Hong Kong's currency, the Hong Kong Monetary Authority (HKMA) began purchasing blue chip stocks and index futures. The HKMA also reduced its prime lending rate in line with the U.S. and other G7 member nations, and Hong Kong's equity market remained relatively stable for the rest of the year. Within this environment, the Fund posted a nine-month cumulative total return of -30.08% in market-price terms and -20.60% in net asset value terms.

On December 31, 1998, 71.8% of the Fund's total net assets were invested in Hong Kong, 16.8% in mainland China, 10.6% in other markets, and 0.8% in cash and other short-term assets. The fund's heavy weighting in Hong Kong was due to the greater availability of investment opportunities there in comparison with mainland China, where a slowed reforms process and government regulations limited the attractiveness of investments. At the close of the reporting period, the Fund's largest single position was HSBC Holdings Plc., the holding company for one of the world's largest banking firms. We also maintained significant positions in Cheung Kong Holdings Ltd. and New World Development Co. Ltd.




1. Source: Bloomberg. Market return is measured in U.S. dollars and includes reinvested dividends.

2

PAGE
Although Hong Kong experienced depressed retail sales and record unemployment during the reporting period, we believe prospects for its medium- to long-term economic growth remain bright. Amendments to the Hong Kong dollar peg mechanism and mainland China's promises to support the renminbi may help to ease currency worries of some investors. Buyers' interest in Hong Kong property appears to be recovering as prices of many apartments have stabilized and in some cases reportedly risen based on the expectations of land developers. In addition, hotel occupancy rates have broken through the 80% mark, offering hope of a recovery in the tourism trade. Finally, the renewed rivalry between Hong Kong and Singapore over the title of Asia's No. 2 financial market could prompt the Hong Kong government to be more proactive in developing investment incentives and may improve investor sentiment towards Hong Kong.

While mainland China faces necessary economic reforms, we believe renewed restructuring of state-owned enterprises could promote efficiency, and help to improve China's standing as an exporter. Domestic manufacturers could benefit from cheap raw-material imports, while demand for Chinese products may increase if other Asian currencies strengthen, making imports more expensive. International investors appear to be gaining interest in mainland China's relatively untapped market, which could result in increased alliances between domestic and foreign firms. Although we believe China faces significant challenges, we remain optimistic about its long-term prospects.

Of course, investing in any emerging market securities means accepting a certain amount of volatility and, in some cases,

TOP 10 HOLDINGS

December 31, 1998

COMPANY                                  % OF TOTAL
INDUSTRY, COUNTRY*                       NET ASSETS
------------------                       ----------
HSBC Holdings Plc.,
Banking, Hong Kong                            12.2%

Cheung Kong Holdings Ltd.,
Multi-Industry, Hong Kong                      8.1%

New World
Development Co. Ltd.
Real Estate, Hong Kong                         5.8%

Dairy Farm International
Holdings Ltd.,
Merchandising, Hong Kong                       5.2%

Hong Kong Electric
Holdings Ltd.,
Utilities Electrical & Gas,
Hong Kong                                      4.9%

Hang Lung
Development Co. Ltd.,
Real Estate, Hong Kong                         4.1%

Sun Hung Kai Properties Ltd.,
Real Estate, Hong Kong                         3.8%

Citic Pacific Ltd.,
Multi-Industry, Hong Kong                      3.2%

China Resources
Enterprises Ltd.,
Multi-Industry, China                          3.2%

Cathay Pacific Airways Ltd.,
Transportation, Hong Kong                      2.7%

* Hong Kong reverted to the sovereignty of China on July 1, 1997.




                                                                               3

PAGE
severe market corrections. Investing in "China companies" is no exception and entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and the relatively small size and lesser liquidity of the markets involved. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. In fact, the Hong Kong equity market has increased 1049% in the last 15 years, but has suffered five declines of more than 20% during that time.(2)

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

Thank you for investing in the Templeton Dragon Fund. We appreciate your confidence and welcome your comments or suggestions.

Sincerely,


/s/ J. Mark Mobius
------------------

J. Mark Mobius, Ph.D.
President
Templeton Dragon Fund, Inc.



2. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended December 31, 1998. Market returns are measured in Hong Kong dollars.

4

PAGE
IMPORTANT NOTICE TO SHAREHOLDERS

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. If the Fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the Fund, the Fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Fund may hold in its portfolio, and their impact on Fund performance. To the extent the Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 ISSUE. When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Fund's manager considers.

                                                                               5

PAGE
The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the Fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

RUSSIAN SECURITIES. Effective December 11, 1998, the Fund's non-fundamental investment policies have been revised so that the Fund may no longer invest in Russian securities.

6

PAGE
MANAGED DISTRIBUTION POLICY. On July 22, 1998, the Board of Directors of the Fund adopted a managed distribution policy under which approximately 10% of the Fund's average net asset value would be distributed on an annual basis as described below. Based on the experience of other closed-end investment companies that have adopted similar policies, and consistent with its ongoing efforts to enhance shareholder value, the Board adopted this policy in an effort to address the market discount of the Fund's share price to net asset value.

Under the managed distribution policy, the Fund intends to make quarterly distributions to Fund shareholders equal to 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to the declaration date. If the total amount distributed exceeds the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the excess amount distributed generally will constitute a return of capital. Shareholders who participate in the Fund's dividend reinvestment and cash purchase plan will receive their distributions in additional shares of the Fund. The first distribution under this policy was paid on September 15, 1998 to all shareholders of record on September 3, 1998. The second distribution under this policy was paid on December 30, 1998 to all shareholders of record on December 21, 1998.

REPURCHASE PROGRAM. On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund, from time to time, at the discretion of management may purchase up to an aggregate of 5.4 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on October 17, 1997) in open-market transactions. This authorization remains in effect.

                                                                               7

PAGE
TEMPLETON
DRAGON FUND





PERFORMANCE SUMMARY AS OF 12/31/98

Although the Board of Directors adopted a managed distribution policy for the fund, distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities and the level of the operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions either at net asset value, or at market price on the reinvestment date, in accordance with the dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION (4/1/98 - 12/31/98)

                                                CHANGE      12/31/98     3/31/98
                                                ------      --------     -------
Net Asset Value                                 -$3.58       $10.00       $13.58
NYSE Market Price                               -$4.00       $ 7.38       $11.38


                                               DISTRIBUTIONS
                                               -------------
Dividend Income                                $0.2636
Return of Capital                              $0.3037
        TOTAL                                  $0.5673


PERFORMANCE

Periods ended 12/31/98
                                                                          SINCE
                                                                        INCEPTION
                                                 1-YEAR      3-YEAR      9/8/94
                                                 ------      ------      ------
Cumulative Total Return(1)
Based on change in net asset value               -18.38%     -12.92%      -6.40%
Based on change in market price                  -25.98%     -30.45%     -35.07%

Average Annual Total Return(2)
Based on change in net asset value               -18.38%      -4.50%      -1.52%
Based on change in market price                  -25.98%     -11.39%      -9.52%


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.



Since markets can go down as well as up, investment return and principal value will change with market conditions, currency fluctuations, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, may be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.



             Past performance is not predictive of future results.

8

PAGE

TEMPLETON DRAGON FUND, INC.
Financial Highlights

                                                                                            YEAR ENDED MARCH 31,
                                                       PERIOD ENDED          --------------------------------------------------
                                                    DECEMBER 31, 1998++        1998          1997          1996         1995+
                                                    ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year............               $13.58            $18.25        $15.73        $13.97        $14.10
                                                    ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income........................                .25                 .37           .34           .37           .22
 Net realized and unrealized gains (losses)...              (3.26)              (3.58)         2.82          1.92          (.22)
                                                    ---------------------------------------------------------------------------
Total from investment operations..............              (3.01)              (3.21)         3.16          2.29            --
Underwriting expenses deducted from capital...                 --                  --            --            --          (.04)
                                                    ---------------------------------------------------------------------------
Less distributions from:
 Net investment income........................               (.27)               (.35)         (.34)         (.47)         (.09)
 Net realized gains...........................                 --                (.70)         (.30)         (.06)           --
 In excess of net realized gains..............                 --                (.41)           --            --            --
 Tax return of capital........................               (.30)                 --            --            --            --
                                                    ---------------------------------------------------------------------------
Total distributions...........................               (.57)              (1.46)         (.64)         (.53)         (.09)
                                                    ---------------------------------------------------------------------------
Net asset value, end of year..................             $10.00              $13.58        $18.25        $15.73        $13.97
                                                    ---------------------------------------------------------------------------
                                                    ---------------------------------------------------------------------------
Total Return*
 Based on market value per share..............           (30.08)%            (11.82)%         7.80%        21.11%      (19.34)%
 Based on net asset value per share...........           (20.60)%            (16.39)%        20.76%        16.89%        (.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)...............           $528,464            $733,533      $985,719      $849,510      $754,227
Ratios to average net assets:
 Expenses.....................................              1.59%**             1.53%         1.50%         1.52%         1.54%**
 Net investment income........................              3.21%**             2.14%         1.93%         2.48%         2.99%**
Portfolio turnover rate.......................             39.92%              13.59%         8.73%         7.81%            --

*Total return is not annualized.
**Annualized.
+For the period September 8, 1994 (commencement of operations) to March 31,
1995.
++For the period April 1, 1998 to December 31, 1998. Prior to this period, the Fund's fiscal year end was March 31.
                       See Notes to Financial Statements.
                                                                               9

PAGE

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                 COUNTRY        SHARES           VALUE
                                                                 -------------------------------------
COMMON STOCKS 99.2%
APPLIANCES & HOUSEHOLD DURABLES 1.1%
*Sanyo Universal Electric Public Co Ltd., fgn. .............    Thailand          330,100     $     61,323
*Semi-Tech Co. Ltd. ........................................    Hong Kong      53,736,359        2,219,579
*Shanghai Vacuum Electron Devices Co. Ltd., B...............      China         3,008,641          349,002
Shenzhen Konka Electronic Group Co. Ltd., B.................      China         5,898,381        2,976,885
                                                                                              ------------
                                                                                                 5,606,789
                                                                                              ------------
AUTOMOBILES .8%
Cycle & Carriage Ltd. ......................................    Singapore         211,000          722,515
Jardine International Motor Holdings Ltd. ..................    Hong Kong       7,683,000        3,049,498
Oriental Holdings Bhd. .....................................    Malaysia          509,000          625,524
Perusahaan Otomobil Nasional Bhd. ..........................    Malaysia            2,000            2,416
Qingling Motors Co. Ltd., H.................................      China           560,000           98,306
                                                                                              ------------
                                                                                                 4,498,259
                                                                                              ------------
BANKING 15.4%
*Bangkok Bank Public Co. Ltd. ..............................    Thailand          998,400        1,428,837
HSBC Holdings Plc. .........................................    Hong Kong       2,596,532       64,684,975
Overseas Chinese Banking Corp. Ltd., fgn. ..................    Singapore         602,000        4,086,303
Philippine Commercial International Bank Inc. ..............   Philippines        160,750          669,447
*Philippine National Bank...................................   Philippines      1,319,300        2,034,910
Public Bank Bhd. ...........................................    Malaysia          358,000          150,412
Public Bank Bhd., fgn. .....................................    Malaysia        3,088,000        1,200,105
*Siam Commercial Bank Ltd., loc. ...........................    Thailand           63,534           30,600
*Siam Commercial Bank Ltd., fgn. ...........................    Thailand          715,362          428,213
*Thai Farmers Bank Public Co. Ltd. .........................    Thailand        2,365,400        3,482,837
*Thai Military Bank Ltd., fgn. .............................    Thailand          100,200           26,749
United Overseas Bank Ltd., fgn. ............................    Singapore         513,000        3,295,636
                                                                                              ------------
                                                                                                81,519,024
                                                                                              ------------
BEVERAGES & TOBACCO .5%
Fraser and Neave Ltd. ......................................    Singapore         292,000          852,994
Rothmans Industries Ltd. ...................................    Singapore           1,000            6,000
+*Tsingtao Brewery Co., H...................................      China        18,462,000        1,954,092
                                                                                              ------------
                                                                                                 2,813,086
                                                                                              ------------
BROADCASTING & PUBLISHING
Times Publishing Ltd. ......................................    Singapore          74,000          115,709
                                                                                              ------------
BUILDING MATERIALS & COMPONENTS 1.5%
Cement Industries of Malaysia Bhd. .........................    Malaysia          100,000           47,056
*China Southern Glass Co. Ltd., B...........................      China        10,558,963          967,681
Sembawang Resources Ltd. ...................................    Singapore         134,000          104,764
Shanghai Yaohua Pilkington Glass, B.........................      China         7,850,475          667,290
*Siam Cement Public Co. Ltd. ...............................    Thailand          355,300        5,475,932
*Tipco Asphalt Public Co. Ltd., fgn. .......................    Thailand          482,300          783,148
                                                                                              ------------
                                                                                                 8,045,871
                                                                                              ------------

 10

PAGE
TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY        SHARES           VALUE
                                                                 -------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS 1.2%
*Shanghai Chlor-Alkali Chemical Co. Ltd., B.................      China         7,184,200     $    488,526
Shanghai Petrochemical Co. Ltd., H..........................      China        58,824,000        5,315,021
Shenzhen Petrochemical Shareholding Co. Ltd., B.............      China           422,692           54,560
Singapore Petroleum Company, fgn. ..........................    Singapore          61,000           25,139
*Thai Petrochemical Industry Public Co. Ltd., fgn. .........    Thailand        2,545,100          420,272
                                                                                              ------------
                                                                                                 6,303,518
                                                                                              ------------
CONSTRUCTION & HOUSING .4%
*Italian-Thai Development Public Co. Ltd., fgn. ............    Thailand          701,600        1,409,572
YTL Corp. Berhad............................................    Malaysia          870,000          902,852
                                                                                              ------------
                                                                                                 2,312,424
                                                                                              ------------
ELECTRICAL & ELECTRONICS 1.1%
Acer Computer International Ltd. ...........................    Singapore           9,000            4,500
Acma Ltd. ..................................................    Singapore          33,000           14,500
GP Batteries International Ltd. ............................    Singapore         637,000        1,358,933
*GP Batteries International Ltd., wts. .....................    Singapore         223,000          106,094
Great Wall Electronic International Ltd. ...................    Hong Kong      39,449,366        1,222,091
*Hana Microelectronics Co. Ltd., fgn. ......................    Thailand           18,700           45,290
*Shinawatra Computer & Comm. Public Co. Ltd. ...............    Thailand          893,500        2,950,874
                                                                                              ------------
                                                                                                 5,702,282
                                                                                              ------------
ENERGY EQUIPMENT & SERVICES .1%
Zhenhai Refining & Chemical Co. Ltd., H.....................      China         1,971,000          302,751
                                                                                              ------------
ENERGY SOURCES .6%
*Petron Corporation.........................................   Philippines        670,000           73,201
Yanzhou Coal Mining Company Ltd. ...........................      China        17,789,000        2,985,020
                                                                                              ------------
                                                                                                 3,058,221
                                                                                              ------------
FINANCIAL SERVICES .9%
AMMB Holdings Bhd. .........................................    Malaysia           58,000           54,585
Hong Leong Finance Ltd., fgn. ..............................    Singapore          50,000           95,758
Industrial Finance Corp. of Thailand, fgn. .................    Thailand        2,806,500        1,158,594
JCG Holdings Ltd. ..........................................    Hong Kong       9,888,000        3,190,810
Overseas Union Trust, fgn. .................................    Singapore           1,000            1,091
                                                                                              ------------
                                                                                                 4,500,838
                                                                                              ------------
FOOD & HOUSEHOLD PRODUCTS 1.3%
Boustead Holdings Bhd. .....................................    Malaysia           70,000           43,821
*Charoen Pokphand Feedmill Public Co. Ltd. .................    Thailand           11,900           14,492
Golden Resources Development International Ltd. ............    Hong Kong      25,779,000        1,331,001
Ng Fung Hong Ltd. ..........................................    Hong Kong       3,468,000        3,111,117
RFM Corp. ..................................................   Philippines         13,000            2,005
Saha Pathanapibul Public Co. Ltd., fgn. ....................    Thailand           65,000           66,190
*Serm Suk Public Co. Ltd. ..................................    Thailand           13,200           67,390

                                                                              11

PAGE
TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY        SHARES           VALUE
                                                                 -------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS (CONT.)
+*Shanghai New Asia Group Co. Ltd., B.......................      China        13,759,408     $  1,761,204
Tingyi (Cayman Islands) Holding Corp. ......................    Hong Kong       4,797,000          433,431
                                                                                              ------------
                                                                                                 6,830,651
                                                                                              ------------
HEALTH & PERSONAL CARE .1%
*Zhuhai Sez Lizhu Pharmaceutical Group Inc., B..............      China         1,994,354          267,724
                                                                                              ------------
INDUSTRIAL COMPONENTS .4%
Kian Joo Can Factory Bhd. ..................................    Malaysia          236,000          277,632
*Leader Universal Holdings Bhd. ............................    Malaysia          562,000          123,964
*Shanghai Refrigerator Compressor Co. Ltd., B...............      China         4,789,033          450,169
*Shanghai Tyre & Rubber Co. Ltd., B.........................      China        10,424,040        1,042,404
                                                                                              ------------
                                                                                                 1,894,169
                                                                                              ------------
INSURANCE
Bangkok Insurance Public Co. Ltd. ..........................    Thailand           18,500           68,735
                                                                                              ------------
LEISURE & TOURISM 2.8%
CDL Hotel International Ltd. ...............................    Hong Kong         193,850           49,793
Genting Bhd. ...............................................    Malaysia          160,600          278,336
Hind Hotels International Ltd. .............................    Singapore          27,000           18,491
Hong Kong & Shanghai Hotels Ltd. ...........................    Hong Kong      11,150,000        7,915,712
Overseas Union Enterprise Ltd. .............................    Singapore         302,400          601,135
Republic Hotels & Resorts Ltd. .............................    Singapore          75,000           35,455
Resorts World Bhd. .........................................    Malaysia          431,000          396,572
+*Shanghai Jin Jiang Tower Co. Ltd., B......................      China        14,567,850        1,281,971
Shangri La Hotels (Malaysia) Bhd. ..........................    Malaysia           99,000           26,412
Shangri-La Asia Ltd. .......................................    Hong Kong       5,162,000        4,397,586
                                                                                              ------------
                                                                                                15,001,463
                                                                                              ------------
MACHINERY & ENGINEERING .2%
*Dalian Refrigeration Co. Ltd., B...........................      China           136,300           24,455
Guangzhou Shipyard International Co. Ltd., H................      China         1,462,000           86,808
*Keppel Philippine Holdings Inc., B.........................   Philippines        206,800            3,721
*Northeast Electric Transmission & Transformation, H........      China         5,234,000          344,553
*Shanghai Erfangji Textile Machinery Co. Ltd., B............      China         5,659,734          316,945
*Shanghai Steel Tube Co. Ltd., B............................      China         3,029,300          202,963
*Thai Engine Manufacturing Public Company Ltd. .............    Thailand           31,000            7,764
                                                                                              ------------
                                                                                                   987,209
                                                                                              ------------
MERCHANDISING 6.2%
Dairy Farm International Holdings Ltd. .....................    Hong Kong      23,734,643       27,294,839
Dickson Concepts (International) Ltd. ......................    Hong Kong       4,180,000        3,237,278
Hour Glass Ltd. ............................................    Singapore         171,000           28,500

 12

PAGE
TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY        SHARES           VALUE
                                                                 -------------------------------------
COMMON STOCKS (CONT.)
MERCHANDISING (CONT.)
Robinson & Co., Ltd. .......................................    Singapore          18,000     $     40,364
Siam Makro Public Company Ltd., fgn. .......................    Thailand        1,158,300        2,263,363
                                                                                              ------------
                                                                                                32,864,344
                                                                                              ------------
METALS & MINING .4%
Bengang Steel Plates Co. Ltd., B............................      China        12,479,800        1,369,238
Malayawata Steel Bhd. ......................................    Malaysia          135,000           27,793
Natsteel Ltd. ..............................................    Singapore         441,000          483,764
*Philex Mining Corp., B.....................................   Philippines      3,372,000           26,872
                                                                                              ------------
                                                                                                 1,907,667
                                                                                              ------------
MISC MATERIALS & COMMODITIES .1%
*Luoyang Glass Co. Ltd., H..................................      China        10,627,000          340,185
                                                                                              ------------
MULTI-INDUSTRY 26.0%
Beijing Datang Power Generation Co. Ltd., H.................      China        29,590,000        8,880,151
Cheung Kong Holdings Ltd. ..................................    Hong Kong       5,952,000       42,831,198
China Resources Enterprises Ltd. ...........................      China        10,684,000       16,686,747
Citic Pacific Ltd. .........................................    Hong Kong       7,916,000       17,063,758
Hong Leong Industries Bhd. .................................    Malaysia          237,000          118,992
Hutchison Whampoa Ltd. .....................................    Hong Kong       1,750,000       12,367,292
Jardine Matheson Holdings Ltd. .............................    Hong Kong       4,932,259       12,725,228
Jardine Strategic Holdings Ltd. ............................    Hong Kong       9,196,625       13,335,106
Lai Sun Garment International Ltd. .........................    Hong Kong       6,979,000        1,270,178
*Sembcorp Industries Ltd. ..................................    Singapore         651,035          741,785
WBL Corp. Ltd. .............................................    Singapore          49,000           31,479
Wheelock and Company Ltd. ..................................    Hong Kong      13,930,511       11,148,365
                                                                                              ------------
                                                                                               137,200,279
                                                                                              ------------
REAL ESTATE 19.3%
*Belle Corp. ...............................................   Philippines     68,163,000        3,749,841
China Overseas Land & Investment Ltd. ......................    Hong Kong      98,661,000       13,244,369
+China Vanke Co. Ltd., B....................................      China         7,612,125        2,092,849
Hang Lung Development Co. Ltd. .............................    Hong Kong      20,156,000       21,594,088
Henderson China Holdings Limited............................    Hong Kong       7,009,500        2,917,892
*Lai Sun Development Co. Ltd. ..............................    Hong Kong      20,693,400        2,617,655
New World Development Co. Ltd. .............................    Hong Kong      12,104,112       30,466,318
Shanghai Jinqiao Export Processing Zone Development, B......      China         5,194,730          810,378
*Shanghai Lujiaxui Finance & Trade Zn Dev Stock Co Ltd, B...      China         8,459,866        2,724,077
*Shanghai Wai Gaoqiao Free Trade Zone Dev Co., B............      China           659,900          129,340
Sun Hung Kai Properties Ltd. ...............................    Hong Kong       2,773,700       20,228,346
United Industrial Corporation Ltd. .........................    Singapore       1,409,000          563,600
United Overseas Land Ltd. ..................................    Singapore       1,521,000        1,032,436
                                                                                              ------------
                                                                                               102,171,189
                                                                                              ------------

                                                                              13

PAGE
TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                 COUNTRY        SHARES           VALUE
                                                                 -------------------------------------
COMMON STOCKS (CONT.)
RECREATION & OTHER CONSUMER GOODS 1.8%
*KTP Holdings Ltd. .........................................    Hong Kong         766,500     $     29,682
*KTP Holdings Ltd., wts. ...................................    Hong Kong         384,350              496
Tanjong Plc. ...............................................    Malaysia        1,042,000        1,182,039
Yue Yuen Industrial (Holdings) Ltd. ........................    Hong Kong       4,246,800        8,167,714
                                                                                              ------------
                                                                                                 9,379,931
                                                                                              ------------
TELECOMMUNICATIONS 1.2%
*Digital Telecommunications Philippines Inc. ...............   Philippines        417,000           10,184
Philippine Long Distance Telephone Co., ADR.................   Philippines         70,500        1,828,594
*Thai Telephone & Telecommunication Public Co. Ltd.,
  fgn. .....................................................    Thailand       13,935,500        2,071,053
*Total Access Communication Public Co. Ltd. ................    Thailand        1,256,000        2,160,320
*United Communications Industry Public Co. Ltd., loc. ......    Thailand          417,400          224,007
                                                                                              ------------
                                                                                                 6,294,158
                                                                                              ------------
TEXTILES & APPAREL .6%
Goldlion Holdings Ltd. .....................................    Hong Kong      43,757,000        3,332,361
                                                                                              ------------
TRANSPORTATION 7.9%
Cathay Pacific Airways Ltd. ................................    Hong Kong      14,523,000       14,434,425
+Chiwan Wharf Holdings Ltd., B..............................      China         9,001,800          929,548
Cross Harbour Tunnel Co. Ltd. ..............................    Hong Kong       2,808,000        2,500,913
Delgro Corp. ...............................................    Singapore         126,500          164,067
Guangshen Railway Co. Ltd., H...............................      China        90,796,000       10,547,794
Guangshen Railway Co. Ltd., H, ADR..........................      China           334,400        2,006,400
Hai Sun Hup Group Ltd. .....................................    Singapore         134,000           33,703
IMC Holdings Ltd. ..........................................    Hong Kong         362,000           35,045
*Jinzhou Harbour Co. Ltd., B................................      China         3,090,100          580,939
Keppel Corp., Ltd. .........................................    Singapore         655,000        1,754,606
Malaysian Airlines System Bhd. .............................    Malaysia          596,000          260,423
*Neptune Orient Lines Ltd. .................................    Singapore         610,000          195,939
*Osprey Maritime Ltd. ......................................    Singapore          10,000            3,091
SBS Bus Service Ltd., fgn. .................................    Singapore         136,000          138,473
+*Shanghai Dazhong Taxi Shareholding Co. Ltd., B............      China        19,172,210        8,090,673
TIBS Holdings Ltd. .........................................    Singapore         144,500           89,327
                                                                                              ------------
                                                                                                41,765,366
                                                                                              ------------
UTILITIES ELECTRICAL & GAS 7.3%
+Guangdong Electric Power Development Co Ltd., B............      China        22,239,607        6,057,062
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong       8,512,700       25,821,866
Shandong Huaneng Power Development Co. Ltd., ADR............      China         1,224,700        5,587,694
Wing Shan International Ltd. ...............................    Hong Kong      15,536,000        1,323,535
                                                                                              ------------
                                                                                                38,790,157
                                                                                              ------------
WHOLESALE & INTERNATIONAL TRADE
Metro Holdings Ltd. ........................................    Singapore          91,000           85,485
                                                                                              ------------
TOTAL COMMON STOCKS (COST $618,389,309).....................                                   523,959,845
                                                                                              ------------

 14

PAGE
TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                               PRINCIPAL
                                                                 COUNTRY       AMOUNT**          VALUE
                                                                 -------------------------------------
SHORT TERM INVESTMENTS (COST $5,445,071) 1.0%
U.S. Treasury Bills, 3.77% to 4.60% with maturities to
  4/08/99...................................................  United States   $ 5,475,000     $  5,446,614
                                                                                              ------------
TOTAL INVESTMENTS (COST $623,834,380) 100.2%................                                   529,406,459
OTHER ASSETS, LESS LIABILITIES (.2%)........................                                      (942,269)
                                                                                              ------------
TOTAL NET ASSETS 100.0%.....................................                                  $528,464,190
                                                                                              ------------
                                                                                              ------------

*Non-income producing.
**Securities traded in U.S. dollars.
+Affiliated issuers (see note 6).
                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON DRAGON FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value (cost $623,834,380)....    $ 529,406,459
 Cash.......................................................           28,294
 Receivables:
  Investment securities sold................................            5,652
  Dividends and interest....................................          794,374
                                                                -------------
      Total assets..........................................      530,234,779
                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased...........................            5,329
  To affiliates.............................................          652,514
 Distributions to shareholders..............................          640,916
 Accrued expenses...........................................          471,830
                                                                -------------
      Total liabilities.....................................        1,770,589
                                                                -------------
Net assets, at value........................................    $ 528,464,190
                                                                -------------
                                                                -------------
Net assets consist of:
 Distributions in excess of net investment income...........    $     (45,403)
 Net unrealized depreciation................................      (94,427,921)
 Accumulated net realized loss..............................     (109,436,457)
 Capital shares.............................................      732,373,971
                                                                -------------
Net assets, at value........................................    $ 528,464,190
                                                                -------------
                                                                -------------
Net asset value per share ($528,464,190 / 52,859,893 shares
  outstanding)..............................................           $10.00
                                                                -------------
                                                                -------------

                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 1, 1998 TO DECEMBER 31, 1998

Investment Income:
 (net of foreign taxes of $62,773)
 Dividends..................................................    $ 15,975,016
 Interest...................................................       3,607,755
                                                                ------------
      Total investment income...............................                       $  19,582,771
                                                                                   -------------
Expenses:
 Management fees (Note 3)...................................       5,115,409
 Administrative fees (Note 3)...............................         613,848
 Transfer agent fees........................................          26,000
 Custodian fees.............................................         335,000
 Reports to shareholders....................................         193,500
 Registration and filing fees...............................          37,500
 Professional fees..........................................         124,000
 Directors' fees and expenses...............................          35,500
 Amortization of organization costs.........................           3,025
 Other......................................................          11,496
                                                                ------------
      Total expenses........................................                           6,495,278
                                                                                   -------------
            Net investment income...........................                          13,087,493
                                                                                   -------------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................     (88,425,002)
  Foreign currency transactions.............................         (23,517)
                                                                ------------
      Net realized loss.....................................                         (88,448,519)
      Net unrealized depreciation on investments............                         (88,830,321)
                                                                                   -------------
Net realized and unrealized loss............................                        (177,278,840)
                                                                                   -------------
Net decrease in net assets resulting from operations........                       $(164,191,347)
                                                                                   -------------
                                                                                   -------------

                       See Notes to Financial Statements.
                                                                              17

PAGE

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE PERIOD
                                                                  APRIL 1, 1998 TO           YEAR ENDED
                                                                 DECEMBER 31, 1998+        MARCH 31, 1998
                                                                -----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................       $  13,087,493           $  19,723,937
  Net realized gain (loss) from investments and foreign
    currency transactions...................................         (88,448,519)             13,713,305
  Net unrealized depreciation on investments................         (88,830,321)           (207,043,045)
                                                                -----------------------------------------
    Net decrease in net assets resulting from operations....        (164,191,347)           (173,605,803)
 Distributions to shareholders from:
  Net investment income.....................................         (13,956,089)            (18,632,447)
  Net realized gains........................................                  --             (37,941,920)
  In excess of net realized gains...........................                  --             (22,005,953)
  Tax return of capital.....................................         (16,054,032)                     --
 Capital share transactions (Note 2)........................         (10,866,955)                     --
                                                                -----------------------------------------
    Net decrease in net assets..............................        (205,068,423)           (252,186,123)
Net assets:
 Beginning of year..........................................         733,532,613             985,718,736
                                                                -----------------------------------------
 End of year................................................       $ 528,464,190           $ 733,532,613
                                                                -----------------------------------------
                                                                -----------------------------------------
Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of year................................................       $     (45,403)          $   1,841,207
                                                                -----------------------------------------
                                                                -----------------------------------------

+Prior to this period, the Fund's fiscal year end was March 31.
                       See Notes to Financial Statements.
 18

PAGE

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies," as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

                                                                              19

PAGE
TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 5.4 million shares of the Fund's Common Stock.

At December 31, 1998, there were 100 million shares authorized ($0.01 par value). During the period April 1, 1998 through December 31, 1998, 1,147,200 shares were repurchased for $10,866,955. For the year ended March 31, 1998, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Capital Management, Inc. (NCM).

Legal fees of $13,042 were paid to a law firm in which a partner is an officer of the Fund.

 20

PAGE
TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $626,318,205 was as follows:

Unrealized appreciation.....................................    $  85,108,174
Unrealized depreciation.....................................     (182,019,920)
                                                                -------------
Net unrealized depreciation.................................    $ (96,911,746)
                                                                -------------
                                                                -------------

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized on the sale of securities subsequent to October 31.

At December 31, 1998, the Fund had tax basis capital losses of $107,000,000 which may be carried over to offset future capital gains. Such losses expire December 31, 2006.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $215,227,393 and $186,077,946, respectively.

6. INVESTMENTS IN AFFILIATES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 1998 were $22,167,399. For the period April 1, 1998 to December 31, 1998, dividend income from "affiliated companies" was $364,555 and net realized gains from disposition of "affiliated companies" were $55,304.

                              NUMBER OF                                 NUMBER OF                                       REALIZED
                             SHARES HELD      GROSS        GROSS       SHARES HELD        VALUE       DIVIDEND INCOME    CAPITAL
      NAME OF ISSUER         APR. 1, 1998   ADDITIONS    REDUCTIONS   DEC. 31, 1998   DEC. 31, 1998   4/1/98-12/31/98   GAIN/LOSS
---------------------------------------------------------------------------------------------------------------------------------
China Vanke Co.............           --     7,612,125          --      7,612,125      $ 2,092,849       $125,344             --
Chiwan Wharf Holdings......    9,001,800            --          --      9,001,800          929,548        158,744             --
Gungdong Electric Power....      185,980    22,053,627                 22,239,607        6,057,062         80,467             --
Shanghai Dazhong Taxi......   12,499,600     7,188,610     516,000     19,172,210        8,090,673             --       $ 71,361
Shanghai Jin Jiang Tower...   14,723,850            --     156,000     14,567,850        1,281,971             --        (16,057)
Shanghai New Asia..........   10,584,160     3,175,248          --     13,759,408        1,761,204             --             --
Tsingtao Brewery Co........    3,078,000    15,384,000          --     18,462,000        1,954,092             --             --
                                                                                      -------------------------------------------
TOTAL AFFILIATES...........                                                            $22,167,399       $364,555       $ 55,304
                                                                                      -------------------------------------------
                                                                                      -------------------------------------------

                                                                              21

PAGE

TEMPLETON DRAGON FUND, INC.
INDEPENDENT AUDITOR'S REPORT
The Board of Directors and Shareholders
Templeton Dragon Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Dragon Fund, Inc. as of December 31, 1998, and the related statement of operations for the period from April 1, 1998 to December 31, 1998, the statements of changes in net assets for the period from April 1, 1998 to December 31, 1998 and the year ended March 31, 1998 and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           McGladrey & Pullen, LLP

New York, New York
January 28, 1999

 22

PAGE

TEMPLETON DRAGON FUND, INC.
Annual Meeting of Shareholders, September 29, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 29, 1998. The purpose of the meeting was to elect six Directors of the Fund; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1999; to consider the approval or rejection of a shareholder proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an open-end fund; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Frank J. Crothers, Martin L. Flanagan, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, and Constantine D. Tseretopoulos.* Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1999. Shareholders voted to reject the proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an open-end fund. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of six (6) Directors:

                                                                                 % OF                            % OF
                                                                              OUTSTANDING                     OUTSTANDING
TERM EXPIRING 1999:                                              FOR            SHARES         WITHHELD         SHARES
-------------------------------------------------------------------------------------------------------------------------
Frank J. Crothers...........................................  43,769,006        82.80%         2,764,469         5.23%
Constantine D. Tseretopoulos................................  43,721,843        82.71%         2,811,632         5.32%
TERM EXPIRING 2001:
--------------
Martin L. Flanagan..........................................  43,822,876        82.90%         2,710,599         5.13%
Andrew H. Hines, Jr.........................................  43,656,190        82.59%         2,877,285         5.44%
Edith E. Holiday............................................  43,754,374        82.77%         2,779,101         5.26%
Charles B. Johnson..........................................  43,895,763        83.04%         2,637,712         4.99%

2. The ratification of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending March 31, 1999:

               % OF                      % OF                    % OF
            OUTSTANDING               OUTSTANDING             OUTSTANDING
   FOR        SHARES       AGAINST      SHARES      ABSTAIN     SHARES
-------------------------------------------------------------------------
44,160,359    83.54%      1,584,167      3.00%      788,947      1.49%

3. The rejection of a shareholder proposal to request and recommend that the Board of Directors consider approving, and submitting for shareholder approval, a proposal to convert the Fund from a closed-end fund to an open-end fund:

               % OF                       % OF                    % OF                       % OF
            OUTSTANDING                OUTSTANDING             OUTSTANDING     BROKER     OUTSTANDING
   FOR        SHARES       AGAINST       SHARES      ABSTAIN     SHARES      NON-VOTES      SHARES
-----------------------------------------------------------------------------------------------------
 7,518,096    14.22%      18,929,368     35.81%      3,429,203    6.49%      16,656,808     31.51%

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin, and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              23

PAGE

TEMPLETON DRAGON FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Dragon Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 24

PAGE

TEMPLETON DRAGON FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TDF." The Fund's shares are also listed and traded in Japan on the Osaka Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific Time any business day at 1-800-DIAL BEN(R) (1-800-342-5236).

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

                                                                              25

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PAGE

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PAGE
LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund*
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Federal Money Fund
Franklin Money Fund

FRANKLIN FUNDS SEEKING TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS SEEKING TAX-FREE INCOME
Alabama
Arizona**
California**
Colorado
Connecticut
Florida**
Georgia
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan+
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
Valuemark Income Plus
(an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           01/99

PAGE

ANNUAL REPORT

TEMPLETON DRAGON FUND,INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

TRANSFER AGENT
ChaseMellon Shareholder Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be detected by the presence of a regular beeping tone.



TLTDF A98 02/99                         [Recycle LOGO] Printed on recycled paper